- --------------------------------------------------------------------------------

                                     [LOGO]
                              OWENS-ILLINOIS, INC.

                           NOTICE AND PROXY STATEMENT

                                      FOR

                       THE ANNUAL MEETING OF SHARE OWNERS

                                   TO BE HELD

                            WEDNESDAY, MAY 11, 1994

                             YOUR VOTE IS IMPORTANT

     PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                              OWENS-ILLINOIS, INC.
                                  ONE SEAGATE
                               TOLEDO, OHIO 43666
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF SHARE OWNERS
                            ------------------------

Dear Share Owner:

     You are cordially invited to attend the Annual Meeting of Owens-Illinois' share owners which will be held on Wednesday, May 11, 1994, at 2:00 p.m. in the auditorium of the Owens-Illinois World Headquarters Building, One SeaGate, Toledo, Ohio for the purpose of considering and voting upon the following matters:

     1. The election of three directors for a term of three years.

     2. The approval of the Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc.

     3. The approval of the Stock Option Plan for Directors of Owens-Illinois, Inc.

     4. Such other business as may properly be presented for action at the meeting or any adjournment thereof.

     Enclosed is a Proxy Statement which provides information concerning the Company, the Board of Directors' nominees for election as directors and the other matters to be considered at the Annual Meeting. Also enclosed is a copy of the Company's Annual Report which describes the results of our operations during 1993 and provides other information about the Company which will be of interest.

     The Board of Directors fixed the close of business on March 16, 1994, as the record date for the determination of share owners owning the Company's Common Stock, par value $.01 per share, entitled to notice of and to vote at the Annual Meeting.

     Enclosed is a proxy card which provides you with a convenient means of voting on the matters to be considered at the meeting whether or not you attend the meeting in person. All you need do is mark the proxy card to indicate your vote, sign and date the card, then return it in the enclosed envelope as soon as conveniently possible. If the shares are held in more than one name, all holders of record should sign. If you desire to vote for all of the Board of Directors' nominees and in favor of each of the other matters to be considered at the meeting, you need not mark your votes on the proxy card but need only sign and date it and return it in the enclosed envelope.

     Management sincerely appreciates your support. We hope to see you at the Annual Meeting.

                                          By order of the Board of Directors,

                                          JOSEPH H. LEMIEUX
                                          Chairman of the Board

                                          THOMAS L. YOUNG
                                          Secretary
March 31, 1994
Toledo, Ohio

                              OWENS-ILLINOIS, INC.
                                  ONE SEAGATE
                               TOLEDO, OHIO 43666
                            ------------------------
             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHARE OWNERS
                            TO BE HELD MAY 11, 1994
                            ------------------------

     The Annual Meeting of the share owners of Owens-Illinois, Inc. (herein called the "Company") will be held on Wednesday, May 11, 1994, at 2:00 p.m. in the auditorium of the Owens-Illinois World Headquarters Building, One SeaGate, Toledo, Ohio. At the Annual Meeting, share owners will elect three directors for a term of three years and consider the approval of an amended Employee Benefit Plan and a Stock Option Plan for outside directors, all as more fully described below.

     This Proxy Statement has been prepared in connection with the solicitation by the Company's Board of Directors of proxies for the Annual Meeting and provides information concerning the persons nominated by the Board of Directors for election as directors and the other matters to be voted on, and other information relevant to the Annual Meeting. The Company intends to commence distribution of this Proxy Statement and the materials which accompany it on or about March 31, 1994.

     The record of share owners entitled to notice of and to vote at the Annual Meeting was taken as of the close of business on March 16, 1994 (the "record date"), and each share owner will be entitled to vote at the meeting any shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), held of record at the record date.

     Each share owner of record is requested to complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope. The proxy card lists each person nominated by the Board of Directors for election as director. Proxies duly executed and received in time for the meeting will be voted in accordance with share owners' instructions. If no instructions are given, proxies will be voted (a) to elect Joseph H. Lemieux, Henry R. Kravis and Michael W. Michelson as directors of the Company for a term of three years, (b) for the approval of the benefit plans described below and (c) in the discretion of the proxy holders as to any other business which may properly come before the meeting.

                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation provides for a classified Board of Directors consisting of three classes as nearly equal in size as practicable. Each class holds office until the third Annual Meeting for selection of directors following the election of such class. The Board of Directors of the Company (the "Board") currently consists of eleven members, four of whom are Class I directors whose terms expire at the 1995 Annual Meeting, four of whom are Class II directors whose terms expire at the 1996 Annual Meeting, and three of whom are Class III directors whose terms expire at this year's Annual Meeting. Nine of the eleven directors listed herein, including the nominees, have served as directors since the last annual meeting. Two of the directors, Mr. Dineen and Mr. McMackin, were appointed by the Board effective March 31, 1994 to fill vacancies created by the expansion of the Board as of that date to eleven members.

     The Board has nominated three persons for election as Class III directors to serve for a three-year term expiring in 1997 and until their successors have been elected and qualified. The three nominees of the Board are Joseph H. Lemieux, Henry R. Kravis and Michael W. Michelson, each of whom is currently serving as a director of the Company. If for any reason any of them should be unavailable to serve, proxies solicited hereby may be voted for a substitute as well as for the other nominees. The Board, however, expects all nominees to be available.

     The nominees and the directors whose terms of office continue after this year's Annual Meeting are listed below with brief statements setting forth their present principal occupations and other information, including directorships in other public companies.

       THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE SHARE OWNERS
                 VOTE FOR THE THREE NOMINEES IDENTIFIED BELOW.

                      CLASS III: NOMINEES FOR 3-YEAR TERM



Joseph H. Lemieux                                            Director since 1987
Chairman of the Board and                                                 Age 63
Chief Executive Officer
Owens-Illinois, Inc.


Mr. Lemieux has been Chairman of the Board of the Company since 1991 and Chief Executive Officer of the Company since 1990. Mr. Lemieux was President and Chief Operating Officer of the Company and its predecessor from 1986 to 1990. Mr. Lemieux is a director of Health Care and Retirement Corporation, National City Corporation, National City Bank, Northwest, Libbey Inc. and Owens-Illinois Group, Inc. He is chairman of the Executive Committee.



Henry R. Kravis                                              Director since 1987
General Partner                                                           Age 50
Kohlberg Kravis Roberts & Co., L.P.


Mr. Kravis has been a general partner of each of Kohlberg Kravis Roberts & Co., L.P. and KKR Associates, L.P. for more than five years. Mr. Kravis is a director of American Re Corporation, AutoZone, Inc., Duracell International, Inc., Flagstar Companies, Inc., Flagstar Corporation, IDEX Corporation, K-III Communications Corp., RJR Nabisco Holdings Corp., RJR Nabisco, Inc., Safeway Inc., The Stop & Shop Companies, Inc., Union Texas Petroleum Holdings, Inc., Walter Industries, Inc., World Color Press, Inc. and Owens-Illinois Group, Inc.



Michael W. Michelson                                         Director since 1987
General Partner                                                           Age 42
Kohlberg Kravis Roberts & Co., L.P.


Mr. Michelson has been a general partner of each of Kohlberg Kravis Roberts & Co., L.P. and KKR Associates, L.P. for more than five years. Mr. Michelson is a director of AutoZone, Inc., Fred Meyer, Inc., Red Lion Properties, Inc., Union Texas Petroleum Holdings, Inc. and Owens-Illinois Group, Inc. He is chairman of the Compensation Committee and a member of the Executive Committee.

                         CLASS I: TERM EXPIRES IN 1995



Lee A. Wesselmann                                            Director since 1988
Senior Vice President and                                                 Age 58
Chief Financial Officer
Owens-Illinois, Inc.


Mr. Wesselmann has been Senior Vice President and Chief Financial Officer and a director of the Company since 1988. He previously served with the Company as Secretary (1988-1990), and Vice President and Comptroller (1984-1988). Mr. Wesselmann is a director of Owens-Illinois Group, Inc. He is a member of the Executive Committee.



James H. Greene, Jr.                                         Director since 1987
General Partner                                                           Age 43
Kohlberg Kravis Roberts & Co., L.P.


Mr. Greene has been a General Partner of each of Kohlberg Kravis Roberts & Co., L.P. and KKR Associates, L.P. since 1993; prior thereto he was an executive of Kohlberg Kravis Roberts & Co., L.P. and a limited partner of KKR Associates, L.P. for more than five years. Mr. Greene is a director of RJR Nabisco Holdings Corp., RJR Nabisco, Inc., Safeway Inc., The Stop & Shop Companies, Inc., Union Texas Petroleum Holdings, Inc., The Vons Companies, Inc. and Owens-Illinois Group, Inc. He is a member of the Executive and Compensation Committees.



George R. Roberts                                            Director since 1987
General Partner                                                           Age 50
Kohlberg Kravis Roberts & Co., L.P.


Mr. Roberts has been a general partner of each of Kohlberg Kravis Roberts & Co., L.P. and KKR Associates, L.P. for more than five years. Mr. Roberts is a director of American Re Corporation, AutoZone, Inc., Duracell International, Inc., Flagstar Companies, Inc., Flagstar Corporation, IDEX Corporation, K-III Communications Corp., Red Lion Properties, Inc., RJR Nabisco Holdings Corp., RJR Nabisco, Inc., Safeway Inc., The Stop & Shop Companies, Inc., Union Texas Petroleum Holdings, Inc., Walter Industries, Inc., World Color Press, Inc. and Owens-Illinois Group, Inc.

     Messrs. Kravis and Roberts are first cousins.


Robert J. Dineen                                             Director since 1994
Chairman of the Board of Directors                                        Age 64
Layne, Inc.


Mr. Dineen has been Chairman of the Board of Directors of Layne, Inc. since 1992. Prior to 1993, Mr. Dineen was President and Chief Executive Officer of The Marley Company for more than five years. Mr. Dineen is a director of Layne, Inc. and Kansas City Power & Light Company. He is a member of the Audit Committee.

                         CLASS II: TERM EXPIRES IN 1996



Edward A. Gilhuly                                            Director since 1987
Executive                                                                 Age 34
Kohlberg Kravis Roberts & Co., L.P.


Mr. Gilhuly has been an executive of Kohlberg Kravis Roberts & Co., L.P. and a limited partner of KKR Associates, L.P. for more than five years. Mr. Gilhuly is a director of Layne, Inc., Union Texas Petroleum Holdings, Inc., Red Lion Properties, Inc. and Owens-Illinois Group, Inc. He is a member of the Executive, Compensation and Audit Committees.


Robert J. Lanigan                                            Director since 1987
Chairman Emeritus                                                         Age 65


Mr. Lanigan was the Chairman of the Board of Directors of the Company from 1984 to 1991 and the Chief Executive Officer of the Company from 1984 to 1990. Mr. Lanigan is a director of Chrysler Corporation, The Dun and Bradstreet Corporation, Sonat, Inc. and Owens-Illinois Group, Inc.



Robert I. MacDonnell                                         Director since 1987
General Partner                                                           Age 56
Kohlberg Kravis Roberts & Co., L.P.


Mr. MacDonnell has been a general partner of each of Kohlberg Kravis Roberts & Co., L.P. and KKR Associates, L.P. for more than five years. Mr. MacDonnell is a director of AutoZone, Inc., Safeway Inc., The Vons Companies, Inc. and Owens-Illinois Group, Inc.



John J. McMackin, Jr.                                        Director since 1994
Partner                                                                   Age 42
Williams & Jensen


Mr. MacMackin has been a partner of Williams & Jensen for more than five years. He is a member of the Audit Committee.

FUNCTIONS OF THE BOARD AND ITS COMMITTEES

     The Board has the ultimate authority for the management of the Company's business. The Board selects the Company's executive officers, delegates responsibilities for the conduct of the Company's operations to those officers, and monitors their performance.

     Important functions of the Board are performed by committees comprised of members of the Board. Subject to applicable provisions of the Company's By-Laws, the Board as a whole appoints the members of each committee each year at its first meeting following the Annual Meeting. The Board may, at any time, change the authority or responsibility delegated to any committee. There are three regularly constituted committees of the Board: the Executive Committee, the Audit Committee and the Compensation Committee. The Company does not have a nominating committee or any regularly constituted committee performing the functions of such a committee.

     The Executive Committee is empowered to exercise the authority of the Board in the management of the Company between meetings of the Board, except that the Executive Committee may not fill vacancies on the Board, appoint or remove officers, amend the Company's By-Laws or exercise certain other powers reserved to the Board or delegated to other Board committees.

     The Audit Committee recommends to the Board the firm of independent auditors to audit the Company's financial statements for each fiscal year; reviews with the independent auditors the general scope of this service; reviews the nature and extent of the non-audit services performed by the independent auditors; and consults with management on the activities of the Company's independent auditors and the Company's internal control structure.

     The Compensation Committee administers the Amended and Restated Stock Option Plan and certain other benefit plans of the Company and makes recommendations to the Board with respect to the compensation to be paid and benefits to be provided to directors, officers and employees of the Company.

     During 1993, the Board held two formal meetings and the Audit Committee and the Compensation Committee each held one formal meeting. The Executive Committee held no meetings in 1993. During 1993, each member of the Board attended 75% or more of the aggregate number of meetings of the Board and of committees of the Board of which he was a member, except Henry R. Kravis, Robert J. Lanigan and Robert I. MacDonnell. In addition to the formal meetings indicated above, the Board and the committees of the Board consulted frequently and often acted by written consent taken without a meeting.

           DIRECTOR AND EXECUTIVE COMPENSATION AND OTHER INFORMATION

DIRECTOR COMPENSATION

     With the exception of Mr. Lanigan, directors of the Company who are not Company officers are paid a fee of $35,000 annually plus expenses associated with meetings of the Company's Board. In 1990, the Company entered into an agreement with Mr. Lanigan pursuant to which Mr. Lanigan agreed to provide consulting services to the Company, as and to the extent requested by Mr. Lemieux, for the five-year period commencing on January 1, 1991. Under this agreement, Mr. Lanigan receives an annual fee of $250,000 and certain other non-monetary consideration as well as reimbursement for travel and other expenses incurred in connection with his performance of consulting services requested by Mr. Lemieux. The agreement further provides that the annual fee payable to Mr. Lanigan also constitutes his fee for continuing to serve on the Board.

SUMMARY COMPENSATION TABLE

     The following table shows, for the years ended December 31, 1991, 1992 and 1993, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company (the "named executive officers") in all capacities in which they served.

                                                                                       LONG TERM COMPENSATION
                                                                              ---------------------------------------
                                                  ANNUAL COMPENSATION                   AWARDS                PAYOUTS
                                         -----------------------------------  --------------------------  -----------
                                                                    OTHER      RESTRICTED    SECURITIES     LONG-TERM
                                                                   ANNUAL           STOCK    UNDERLYING     INCENTIVE    ALL OTHER
              NAME AND                     SALARY      BONUS    COMPENSATION     AWARD(S)   OPTIONS/SARS     PAYOUTS   COMPENSATION
         PRINCIPAL POSITION         YEAR   ($)(1)     ($)(2)       ($)(3)           ($)        (#)(4)        ($)(5)       ($)(6)
- ------------------------------    ------  ---------  ---------  ------------  -----------  -------------  ----------- -------------
Joseph H. Lemieux................   1993  $ 515,000  $ 656,000    $  31,497   $       0          15,000     $ 349,125   $   7,013
  Chairman and Chief Executive      1992    498,333    450,000       35,765           0         200,000       277,313       6,866
  Officer                           1991    475,000    475,000        *               0               0       228,000       *
Robert S. Coakley................   1993    246,100    175,000       21,362           0           5,000       101,430      26,732(7)
  Senior V.P. & G.M., Mkting.,      1992    243,417    140,000       17,247           0          20,000        83,385       6,866
  Public Affairs & Spec. Glass      1991    230,000    150,000        *               0               0        80,000       *
Lee A Wesselmann.................   1993    238,208    212,000        7,916           0           7,000       105,350       6,958
  Senior V.P. & Chief               1992    227,583    140,000       17,873           0          25,000        82,875       6,828
  Financial Officer                 1991    215,000    150,000        *               0               0        83,125       *
Terry L. Wilkison................   1993    219,667    215,000        6,934           0          10,000        74,480       6,184
  Executive V.P., Domestic          1992    202,667    140,000        7,682           0          40,000        58,820       6,080
  Packaging Operations              1991    190,000    150,000        *               0               0        60,800       *
R. Scott Trumbull................   1993    213,750    209,000       10,977           0          10,000        72,520      26,044(8)
  Executive V.P.,                   1992    195,833    100,000       11,128           0          30,000        58,820       5,875
  International Operations          1991    185,000    110,000        *               0               0        60,800       *

- ---------------
(1) Includes amounts deferred at the election of the named executive officer pursuant to the salary reduction provisions of the Stock Purchase and Savings Program.
(2) The amounts disclosed in this column represent awards under the Owens-Illinois, Inc. Senior Management Incentive Plan for the year indicated. Amounts, if any, deferred at the election of an executive are included in the year earned.
(3) The amounts disclosed in this column represent amounts reimbursed during the year for the payment of taxes.
(4) No SAR's were granted to any of the named executive officers during 1993.
(5) The amounts disclosed in this column represent awards under the Owens-Illinois, Inc. Performance Award Plan for the year indicated.
(6) The amounts disclosed in this column represent matching cash contributions by the Company to the Stock Purchase and Savings Program, a defined contribution plan.
(7) Also includes $19,877 paid to Mr. Coakley for accumulated vacation.
(8) Also includes the $20,194 cash value of a whole life insurance policy purchased by the Company and transferred to Mr. Trumbull pursuant to the Company's Senior Executive Life Insurance Plan.

OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

     The following table provides information on option grants in 1993 to the named executive officers.


                                    INDIVIDUAL GRANTS                                         POTENTIAL REALIZABLE
- ------------------------------------------------------------------------------------------      VALUE AT ASSUMED
                                 NUMBER OF                                                        ANNUAL RATES
                                 SECURITIES       % OF TOTAL                                     OF STOCK PRICE
                                 UNDERLYING      OPTIONS/SARS                                   APPRECIATION FOR
                                OPTIONS/SARS      GRANTED TO      EXERCISE OR                    OPTION TERM(3)
                                  GRANTED        EMPLOYEES IN     BASE PRICE   EXPIRATION   ------------------------
     NAME                          (#)(2)         FISCAL YEAR       ($/SH)        DATE          5%           10%
- -----------------------------  --------------  -----------------  -----------  -----------  -----------  -----------
Joseph H. Lemieux............        15,000              3.4%      $   11.50      04/02/03  $   108,675  $   274,275
Robert S. Coakley............         5,000              1.1           11.50      04/02/03       36,225       91,425
Lee A. Wesselmann............         7,000              1.6           11.50      04/02/03       50,715      127,995
Terry L. Wilkison............        10,000              2.3           11.50      04/02/03       72,450      182,850
R. Scott Trumbull............        10,000              2.3           11.50      04/02/03       72,450      182,850

- ---------------

(1) No SAR's were granted to any of the named executive officers during 1993.

(2) Exercises of one-half of the options are permitted after each of the fifth and sixth anniversaries of the dates of the grant; provided, options shall become exercisable after the first anniversary of the date of the grant thereof at the time when the average fair market value per share (as evidenced by the closing price of the underlying stock on the principal exchange on which it is traded) for any period of 20 consecutive trading days (commencing after such first anniversary) is at least equal to the product of the fair market value per share on the date of grant times the amount shown below under "Stock Price Multiple" as to the percentage of the shares of stock initially subject to the option shown below under "Exercise Percentage."


  STOCK PRICE     RESULTING
   MULTIPLE      STOCK PRICE    EXERCISE PERCENTAGE
       120%        $13.80              25%
       144%         16.56              50%
       172%         19.78              75%
       206%         23.69             100%


(3) Based on actual option term and annual compounding. The assumed annual rates of appreciation of 5 and 10 percent would result in the price of the Company's Common Stock increasing to $18.745 and $29.785, respectively.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES

     Shown below is information with respect to the unexercised options to purchase the Company's Common Stock granted in 1993 and prior years to the named executive officers and held by them at December 31, 1993. None of the named executive officers exercised any stock options during 1993.


                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                              OPTIONS/SARS AT         IN-THE-MONEY OPTIONS/SARS
                                                             DECEMBER 31, 1993         AT DECEMBER 31, 1993(1)
                                                         --------------------------  ----------------------------
     NAME                                                EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------------------------------------------  -----------  -------------  -------------  -------------
Joseph H. Lemieux......................................     654,056        215,000   $   4,823,663   $    13,125
Robert S. Coakley......................................      40,000         25,000         295,000         4,375
Lee A. Wesselmann......................................     140,637         32,000       1,037,198         6,125
Terry L. Wilkison......................................     128,131         50,000         944,966         8,750
R. Scott Trumbull......................................     132,000         40,000         973,500         8,750

- ---------------

(1) Based on the closing price of the Company's Common Stock on the New York Stock Exchange on that date of $12.375.

LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

     The named executive officers are covered by the Company's Performance Award Plan ("PAP") under which eligible employees receive annual cash awards payable at the end of the three-year period covered by the grant of the award. Award payouts under PAP are based on the average annual attainment of the performance objectives set by the Compensation Committee of the Board. For the 1991-1993, 1992-1994 and 1993-1995 award periods, performance was or will be evaluated in comparison to the Company's attained levels of return on assets and earnings per share on an equally weighted basis relative to objectives for those periods. The target amounts shown below are earned by Company performance at the level of 100% of the established objectives, with such payment percentage increasing or decreasing four percentage points for each single percentage point increase or decrease, respectively, in performance.


                                                                PERFORMANCE
                                                                  OR OTHER        ESTIMATED FUTURE PAYOUTS UNDER
                                                                PERIOD UNTIL        NON-STOCK PRICE-BASED PLANS
                                                                 MATURATION   ---------------------------------------
     NAME                                                        OR PAYOUT     THRESHOLD     TARGET        MAXIMUM
- --------------------------------------------------------------  ------------  -----------  -----------  -------------
Joseph H. Lemieux.............................................     1991-1993     $71,250      $356,250          (1)
                                                                   1992-1994     $76,500      $382,500          (1)
                                                                   1993-1995     $81,000      $405,000          (1)
Robert S. Coakley.............................................     1991-1993     $20,700      $103,500          (1)
                                                                   1992-1994     $22,149      $110,745          (1)
                                                                   1993-1995     $22,149      $110,745          (1)
Lee A. Wesselmann.............................................     1991-1993     $21,500      $107,500          (1)
                                                                   1992-1994     $23,010      $115,050          (1)
                                                                   1993-1995     $24,400      $122,000          (1)
Terry L. Wilkison.............................................     1991-1993     $15,200       $76,000          (1)
                                                                   1992-1994     $16,416       $82,080          (1)
                                                                   1993-1995     $18,400       $92,000          (1)
R. Scott Trumbull.............................................     1991-1993     $14,800       $74,000          (1)
                                                                   1992-1994     $15,840       $79,200          (1)
                                                                   1993-1995     $18,000       $90,000          (1)

- ---------------

(1) The maximum dollar amount that may be earned under PAP is not capped.

PENSION PLANS

     The following table illustrates the estimated annual benefits payable under the Owens-Illinois Salary Retirement Plan (the "Retirement Plan") and nonqualified retirement plans in various average earnings classifications upon normal retirement at age 65:


                                                                     YEARS OF CREDITED SERVICE
                                                  ---------------------------------------------------------------
         HIGHEST CONSECUTIVE THREE-YEAR
            AVERAGE ANNUAL EARNINGS                   20           25           30           35           40
- ------------------------------------------------  -----------  -----------  -----------  -----------  -----------
$  200,000......................................  $    53,387  $    66,734  $    80,080  $    93,427  $    98,427
   400,000......................................      110,353      137,941      165,530      193,118      203,118
   600,000......................................      167,496      209,370      251,244      293,118      308,118
   800,000......................................      224,639      280,799      336,958      393,118      413,118
 1,000,000......................................      281,782      352,227      422,673      493,118      518,118
 1,200,000......................................      338,925      423,656      508,387      593,118      623,118
 1,400,000......................................      396,067      495,084      594,101      693,118      728,118
 1,600,000......................................      453,210      566,513      679,815      793,118      833,118

     The above pension table illustrates benefits calculated on a straight-life annuity basis, and reflects the greater of the regular benefit or the "grandfathered" benefit available under the formula in effect prior to January 1, 1989. The regular benefit does not contain an offset for social security or other amounts, whereas the "grandfathered" benefit does provide for a partial offset for social security benefits.

     The compensation covered by the plans under which the benefits are summarized in the table above equals the sum of base salary and Senior Management Incentive Plan payments, as reported in the Summary Compensation Table for the named executive officers for the last three fiscal years, and is equal to the highest three-year average of such amounts. At January 31, 1994, Mr. Lemieux had 36 years of credited service, Mr. Coakley had 11 years of credited service, Mr. Wesselmann had 33 years of credited service, Mr. Wilkison had 30 years of credited service and Mr. Trumbull had 22 years of credited service under the Retirement Plan. To the extent that benefits in the preceding table cannot, under the limitations of the Code, be provided under the Retirement Plan, such benefits will be provided under the Company's Supplemental Retirement Benefit Plan.

     EMPLOYMENT AGREEMENTS. The Company has entered into employment agreements with certain officers, including the named executive officers listed above, that entitle the participants to receive their base salaries and to participate in designated benefit plans of the Company. The agreements provide for termination of employment at any time, with or without cause, and the benefit plans designated therein and each employee's rights to receive salary and bonuses pursuant thereto are subject to modification by the Company in its sole discretion. Such employment agreements permit executive officers to take part in the Senior Executive Life Insurance Plan, whereby the Company purchases life insurance policies which are transferred to the participants subject, in part, to the executive agreeing not to compete with the Company.

CERTAIN TRANSACTIONS

     During 1993, the law firm of Williams & Jensen, of which Mr. McMackin is a partner, received fees for legal services in connection with various matters. It is anticipated that the Company will continue to utilize the services of Williams & Jensen on various Company matters.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The following non-employee directors serve on the Compensation Committee of the Company's Board of Directors: Edward A. Gilhuly, James H. Greene, Jr. and Michael W. Michelson (chair). Until June, 1987, Mr. Gilhuly and Mr. Greene were officers of the Company. Messrs. Greene and Michelson are general partners and Mr. Gilhuly is an executive of Kohlberg Kravis Roberts & Co., L.P., which provides management, consulting and financial services to the Company for an annual fee. In 1993 the payment for the management fee and expenses was $858,500. Such services include, but are not necessarily limited to, advice and assistance concerning any and all aspects of the operation, planning and financing of the Company and its subsidiaries, as needed from time to time.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Company's Board of Directors establishes the Company's policies regarding the compensation of its executive officers and other key managers, and oversees the compensation practices employed pursuant to those policies. The Committee also administers the Company's Stock Option Plan, the Performance Award Plan ("PAP"), and, with the Chief Executive Officer, the Senior Management Incentive Plan ("SMIP"). The Committee has direct responsibility for the compensation of the Chief Executive Officer.

     The Company's principal objective is to increase share owner value over time. The Committee's executive compensation policies are intended and structured to achieve this objective by emphasis on and adherence to the following principles: (1) focus on a significant equity orientation among executives to align their interests with those of all other share owners, (2) linkage of compensation with achievement of certain specific financial, strategic and operating goals which underlie long-term share owner value, (3) maintenance of plans which are competitive with those of other successful companies of comparable size, particularly those in the industries in which the Company competes, and (4) effective communication and straightforward administration of plans that are well understood and not unduly complex.

     The components of the Company's executive officer compensation are:

                  . Base Salary
                  . Annual Incentive
                  . Long-Term Incentives
                  . Benefits

     BASE SALARY. Base salaries are set at levels intended to be competitive with companies of comparable size, particularly those in competitive industries. The Committee reviews base salaries annually and periodically provides salary adjustments based on competitive considerations. Mr. Lemieux received an adjustment in base salary in November, 1993, which was 17 months after his previous increase.

     ANNUAL INCENTIVE. The Company's SMIP establishes target annual incentives for key executives in the form of a percentage of base salary (up to a maximum target incentive in the case of the Chief Executive Officer). The SMIP provides for annual incentive awards consisting of a corporate performance component, an operating unit performance component (for executive positions at the unit level), and a discretionary component. Each performance component and, in the aggregate, the discretionary components are contingent on the Company's attainment of an annual rate of return on net assets ("RONA") established by the Board as the performance objective for the year.

     The SMIP establishes precise quantitative relationships between performance and payout percentages within defined minimum/maximum ranges. For any covered executive including the Chief Executive Officer, the maximum SMIP payment percentage under the Plan is 150% of his or her target incentive percentage.

     Based on the Company's RONA performance in 1993 in excess of its 1993 RONA objective, and further based on the Committee's evaluation of certain other performance factors relating to the Chief Executive Officer, including his leadership in undertaking and sustaining a comprehensive reengineering program for most of the Company's domestic operations and related corporate staff functions and, further, the Company's successful completion of a number of difficult and complex restructuring transactions during the year, Mr. Lemieux was granted an SMIP award of $656,000 in 1993.

     LONG-TERM INCENTIVES. There are two forms of long-term incentives utilized for key executives: PAP, which provides cash awards, and stock options granted pursuant to the Company's Stock Option Plan.

     The PAP establishes target cash awards for key executives based on a percentage of base salary at the time of the award (up to a maximum target award of 75% in the case of the Chief Executive Officer). The PAP is based on a three-year performance cycle. Award payouts are based on the average annual attainment of the performance objectives set by the Board for each year of each award period. The Board establishes the performance criteria under this Plan and sets the relative weighting where multiple criteria are applicable. For the 1992-94 and 1993-95 award periods, performance will be evaluated in comparison to the Company's attained levels of RONA and earnings per share on an equally weighted basis relative to objectives for these periods. Under the Plan, performance at the level of 100% of these established objectives results in a 100% payment of the PAP award, with such payment percentage increasing or decreasing four percentage points for each single percentage point increase or decrease, respectively, in performance.

     Due to the pendency of the evaluation and review of SMIP and PAP in 1992, no PAP allotments for the 1991-93 or 1992-94 award periods were made to Mr. Lemieux or other executive officers in 1992. However, in 1993, the Committee approved allotments to Mr. Lemieux for the 1991-93, 1992-94, and 1993-95 award periods. Mr. Lemieux's 1991-93 allotment was $356,250, and the Committee determined the performance in the 1991-93 award period relative to the RONA and earnings per share objectives for this period warranted a 98% payout of Mr. Lemieux's 1991-93 PAP allotment.

     The Company Stock Option Plan provides executives with the opportunity to acquire an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options only have value if the stock price appreciates from the date the options are granted. Furthermore, under the form of Stock Option Agreement currently approved by the Committee, exercisability of options is not available until the fifth year after the grant date unless exercisability has been accelerated by virtue of increase(s) in the Company stock price. In 1993, Mr. Lemieux received options on 15,000 shares.

     BENEFITS. Benefits offered to executive officers are essentially the same as those offered to all salaried employees of the Company. The level and nature of such benefits are reviewed from time to time to ensure that they are competitive, tax efficient, and otherwise appropriate in the judgment of the Committee.

     The Committee believes that the executive compensation policies and programs described above serve the interest of all share owners and the Company and substantially link the compensation of the Company's executives with the Company's performance.

     TAX DEDUCTIBILITY COMPENSATION. During 1993, the Internal Revenue Code of 1986 was amended by adding a new Section 162(m), which denies a tax deduction to a publicly held corporation for compensation paid to its Chief Executive Officer and its other four most highly compensated officers to the extent any such compensation exceeds $1 million in a taxable year after 1993. Such denial of tax deductibility is subject, however, to an exception for "performance-based compensation." The Internal Revenue Service has issued proposed regulations purporting to interpret and implement the provisions of Section 162(m).

     In order to qualify the Company's Stock Option Plan as performance-based compensation under this legislation and the proposed regulations, the Committee has approved, subject to share owner approval at this meeting, certain amendments to this Plan.

     Mr. Lemieux is the only executive who earned more than $1 million in 1993 under the Company's cash compensation plans. Mr. Lemieux has elected, pursuant to a deferred compensation plan previously approved by the Committee, to defer until his retirement an amount of his potential incentive compensation for 1994 such that his total compensation will not in any event exceed the $1 million deductibility limit in 1994.

                                          Michael W. Michelson, Chairman

                                          Edward A. Gilhuly

                                          James H. Greene, Jr.

PERFORMANCE GRAPH




[Graph entitled "Comparison of Cumulative Total Return among Owens-Illinois, S&P 500 and Packaging Groups"]

See Exhibit (1) filed on Form SE dated 3/31/94 which Exhibit is hereby incorporated by reference.




     The above graph compares the performance of the Company's Common Stock with that of a broad market index (the S&P 500 Composite Index) and a packaging group consisting of companies with lines of business or product end uses comparable to those of the Company for which market quotations are available.

     During 1993, the Company sold its Libbey glass tableware business, its remaining 50% interest in the television glass business, and a 51% interest in its Kimble pharmaceutical and laboratory glassware business. As a result, the Company has changed the packaging group from the prior year performance graph to eliminate companies in those lines of business. In addition, several companies have been added to the group principally as a result of the formation of new public companies. The revised group is presented above as the "revised" packaging group and, for reference, the performance of the group as constituted in the prior year is also shown above as the "previous" packaging group.

     The "revised" packaging group consists of: Aluminum Co. of America, Aptargroup Inc., Avery Dennison Corp., Ball Corp., Bemis Co., Chesapeake Corp., Continental Can, Crown Cork & Seal Co., Johnson Controls Inc., Kerr Group Inc., Lawson Mardon Group Ltd Class A, Liqui-Box Corp., The Mead Corp., Multi-Color Corp., Owens-Illinois Inc., Reynolds Metals Co., Sealed Air Corp., Sealright Co., Sonoco Products Co., Tredegar Industries, U.S. Can Co., Vitro Sociedad Anomina (ADSs), and through the dates market quotations ceased to be available due to acquisition, Engraph Inc., Heekin Can Inc., and Van Dorn Co.

     The "previous" packaging group included the following companies which are not in the "revised" packaging group: Corning Inc., Lancaster Colony Corp., Newell Co., Oneida Ltd., and West Co. Conversely, companies which are included in the "revised" packaging group, but were not in the "previous" packaging group are: Aptargroup Inc., Multi-Color Corp., Tredegar Industries, and U.S. Can Co.

     The comparison of total return on investment for each period is based on the change in market value of the stock, including additional shares assumed purchased through reinvestment of dividends, if any.

     The performance shown above for the Company's Common Stock assumes $100 was invested at the initial public offering price of $11 per share on December 11, 1991. For comparative purposes, the five-year cumulative total returns for the S&P 500 and the packaging groups have been adjusted to equal $100 on that date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 16, 1994 (except as otherwise noted in the footnotes below) by each beneficial owner of more than five percent of the Company's outstanding Common Stock, each of the Company's directors and nominees for director, each of the named executive officers and all directors and executive officers of the Company as a group.


                                                                                       NUMBER OF
                                                                                         SHARES
                                NAME AND ADDRESS                                      BENEFICIALLY
                               OF BENEFICIAL OWNER                                      OWNED(1)        PERCENTAGE
- ---------------------------------------------------------------------------------  ------------------  -------------
KKR Associates, L.P.(2)..........................................................        36,000,000           30.3%
  9 West 57th Street
  New York, New York 10019
Trust for Owens-Illinois Hourly Retirement Plan..................................         8,880,975            7.5
  280 Park Avenue
  New York, New York 10017
Trust for Owens-Illinois Salary Retirement Plan..................................         8,303,839            7.0
  280 Park Avenue
  New York, New York 10017
Neuberger & Berman(3)............................................................         8,429,666            7.1%
  605 Third Avenue
  New York, New York 10158
FMR Corp.(4).....................................................................         6,801,800            5.7%
  82 Devonshire Street
  Boston, Massachusetts 02109
Joseph H. Lemieux(1).............................................................           839,702(5)         0.7
Lee A. Wesselmann(1).............................................................           190,488(5)         0.2
Robert J. Dineen.................................................................          --               --
Edward A. Gilhuly................................................................             5,000         --
James H. Greene, Jr(2)...........................................................          --               --
Henry R. Kravis(2)...............................................................          --               --
Robert J. Lanigan(1).............................................................         1,075,000            0.9
Robert I. MacDonnell(2)..........................................................          --               --
John J. McMackin, Jr.............................................................          --               --
Michael W. Michelson(2)(6).......................................................            20,000         --
George R. Roberts(2).............................................................          --               --
Robert S. Coakley(1).............................................................            51,291(5)      --
Terry L. Wilkison(1).............................................................           174,884(5)         0.1
R. Scott Trumbull(1).............................................................           171,373(5)         0.1
All directors and executive officers as a group (other than as set forth in
relation to KKR Associates, L.P.) (27 persons)...................................         3,536,754(5)         2.9%

                                                   (Footnotes on following page)

(Footnotes for preceding page)
- ---------------

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The information includes: all currently exercisable options granted to Messrs. Lemieux, Wesselmann, Lanigan, Coakley, Wilkison and Trumbull. The number of shares beneficially owned includes 654,056 shares subject to options granted to Mr. Lemieux; 140,637 shares subject to options to Mr. Wesselmann; 772,722 shares subject to options granted to Mr. Lanigan; 40,000 shares subject to options granted to Mr. Coakley; 128,131 shares subject to options granted to Mr. Wilkison; 132,000 shares subject to options granted to Mr. Trumbull; and 2,628,691 shares subject to options granted to all directors and officers as a group (other than as set forth in relation to KKR Associates, L.P.).

(2) Shares shown as owned by KKR Associates, L.P. are owned of record by three limited partnerships of which KKR Associates, L.P. is the sole general partner and as to which it possesses sole voting and investment power. KKR Associates is a limited partnership of which Henry R. Kravis, George R. Roberts, Robert I. MacDonnell, Michael W. Michelson, James H. Greene, Jr. (all directors of the Company), Paul E. Raether, Saul A. Fox and, Michael T. Tokarz are the general partners. Such persons may be deemed to share beneficial ownership of the shares shown as owned by KKR Associates, L.P. Mr. Gilhuly is a limited partner of KKR Associates, L.P. The foregoing persons disclaim beneficial ownership of such shares of the Company.

(3) The Company has received a Schedule 13G filed by Neuberger & Berman with respect to the shares of Common Stock identified as owned as of December 31, 1993 and in which such entity asserts that it shares dispositive power or, in some cases, has sole or shared voting power with respect to such shares, but that the economic ownership interest belongs to many unrelated clients of such entity. The Company has not attempted to independently verify any of the foregoing information, which is based solely on the information contained in the Schedule 13G.

(4) The Company has received a Schedule 13G filed by FMR Corp., Edward C. Johnson 3d and Fidelity Management & Research Company with respect to the shares of Common Stock identified as owned as of December 31, 1993 and in which such reporting persons assert dispositive and/or voting power with respect to portions or all of such shares as a result of their direct or indirect investment advisory relationship to, or ownership interest in, various investment companies, institutional accounts or investment advisers which own such shares. The Company has not attempted to independently verify any of the foregoing information which is based solely on the information contained in the Schedule 13G.

(5) The table includes the number of shares of Common Stock that Joseph H. Lemieux, Lee A. Wesselmann, Robert S. Coakley, Terry L. Wilkison, R. Scott Trumbull and all directors and officers as a group (other than as set forth in relation to KKR Associates, L.P.) held in the Stock Purchase and Savings Program as of December 31, 1993.

(6) Does not include 3,000 shares of Common Stock held in an irrevocable trust created by Mr. Michelson for the benefit of his children with respect to which Mr. Michelson disclaims any beneficial ownership.

                                   PROPOSAL 2
            APPROVAL OF THE SECOND AMENDED AND RESTATED STOCK OPTION
                 PLAN FOR KEY EMPLOYEES OF OWENS-ILLINOIS, INC.

PROPOSED AMENDMENT

     The Committee has adopted, subject to share owner approval, the Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc. (the "Restated Plan") which was originally adopted on July 20, 1987 and which was first amended and restated on October 14, 1991 (prior to the second amendment and restatement, the "Stock Option Plan"). The Restated Plan contains amendments to the Stock Option Plan which (a) limit to 250,000 shares of Common Stock the number of shares subject to options which may be granted under the Restated Plan in any given year to any single optionee (the "Award Limit"), (b) provide that the stock option agreements evidencing an option shall include terms and conditions as may be required in order for such options to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), (c) provide that with respect to the options of any optionee who retires after reaching the Company's normal retirement age or who takes early retirement, the Committee may extend the exercisability of options for up to three years from the date of the optionee's termination of employment, and (d) provide that with respect to the options of any optionee, the Committee may extend the exercisability of options for up to three years from the date of the optionee's termination of employment and may provide that such options shall become exercisable immediately, or in accordance with the schedule of exercisability which would be applicable for such option but for the optionee's termination of employment, or in accordance with any other schedule determined in the Committee's discretion.

DESCRIPTION OF RESTATED PLAN

     Shares Subject to Plan. The Restated Plan provides for the granting of Incentive Stock Options ("ISOs") and non-qualified stock options ("NQSOs") covering an aggregate of 7,488,762 shares of the Common Stock. If any option expires or is cancelled without exercise, the shares covered thereby may be subject to the grant of future options.

     Eligibility. Any key employee of the Company or of any parent or subsidiary is eligible to be granted options under the Restated Plan. Eligibility to participate in the Restated Plan is determined by the Committee. As of the date hereof, approximately 450 employees are eligible to participate in the Restated Plan.

     Exercise Price. Each Option shall have an exercise price of not less than 100% or, in the case of an ISO granted to an individual owning more than 10% of the combined voting power of the Company, 110% of the fair market value of such shares on the date the option is granted for as long as the Common Stock is listed on the New York Stock Exchange, the fair market value of the Common Stock generally will be the closing price on such exchange of the Common Stock at the end of the business day preceding the date of grant.

     Administration. The Restated Plan is administered by the Committee, which is responsible for determining the persons to whom options shall be granted, the number of shares to be subject to such options (subject to the Award Limit) and the other terms and conditions of the options, including the terms on which such options shall become exercisable, subject to certain limitations set forth in the Restated Plan.

     Terms of Options. All options granted pursuant to the Restated Plan will expire no later than ten years or, in the case of NQSOs, ten years and one day from the date the option was granted. Options are not transferable except by will or pursuant to the applicable laws of descent and distribution upon death of the optionee. The terms of the options granted under the Restated Plan are provided in separate stock option agreements.

     Payment for Shares. Upon exercise of any Option, the purchase price of Common Stock must be paid in full in cash or, in certain circumstances, with shares of Common Stock owned by the optionee or issuable to the optionee upon exercise of the option, or a promissory note of the optionee, or a combination of such forms of consideration as provided in the Restated Plan. Each share received by the Company in payment of the purchase price will be valued at its fair market value on the date of exercise. When the per share value of the Common Stock received is higher than the per share exercise price of an Option, it is possible that a participant may exercise the full amount of his Option without any cash payment of the exercise price.

     Change in Common Stock. In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the number and kind of shares covered by the Restated Plan and by each outstanding option, and the exercise price per share, shall be adjusted (such adjustments with respect to outstanding shares shall be made proportionately).

     Amendment and Termination. The Restated Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, certain provisions of the plan may not be amended or modified without share owner approval. These provisions include the provisions respecting the maximum number of shares which may be issued on exercise of options, the Award Limit, eligibility requirements for receipt of grants, minimum option price requirements for receipt of grants, minimum option price requirements and extending the period during which the Restated Plan is in effect.

     Past and Future Grants. Certain information with respect to options previously granted to the named executive officers is set forth under "Director and Executive Compensation and Other Information," above. On March 16, 1994, the closing price of the Common Stock on the New York Stock Exchange was $12.

     The following table sets forth, as of March 16, 1994, the aggregate number of shares of the Common Stock subject to stock options granted to the named executive officers as well as all current executive officers as a group, all current directors who are not executive officers as a group and all employees as a group.


                                                                                NUMBER OF SHARES       AVERAGE
                                                                                OF COMMON STOCK       PER SHARE
                                                                               SUBJECT TO OPTIONS  EXERCISE PRICE
                                                                               ------------------  ---------------
Joseph H. Lemieux............................................................          869,056        $    6.84
Robert S. Coakley............................................................           65,000             7.81
Lee A. Wesselmann............................................................          172,637             6.35
Terry L. Wilkison............................................................          178,131             7.05
R. Scott Trumbull............................................................          172,000             6.69
All current executive officers as a group (18 persons).......................        2,470,101             6.71
All current directors who are not executive officers as a group (9
persons).....................................................................          772,722             5.24
All employees, including all current officers who are not executive officers
as a group (253 persons).....................................................          826,277            10.57

     Further options with respect to the remaining shares under the Restated Plan will be granted to other members of management or employees, as either ISOs or NQSOs, in the discretion of the Committee, in accordance with the Restated Plan. If any option expires or is cancelled without exercise, the shares covered thereby may be subject to the grant of future options. The terms of future options will be provided in separate stock option agreements. All stock options presently outstanding were granted prior to amendment and restatement of the terms of the Restated Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a general summary of the material federal income tax consequences to the Company and to participants in the Restated Plan. The Restated Plan is not a qualified pension, profit-sharing or stock bonus plan under Section 401(a) of the Code or an "employee benefit plan" subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. This discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change.

     Non-Qualified Stock Options. Participants who are granted a NQSO do not recognize income as a result of the grant of a NQSO but normally recognize compensation taxable at ordinary income rates upon the NQSO's exercise to the extent that the fair market value of the shares on the date of the exercise of the NQSO exceeds the option exercise price paid. However, in the case of a participant subject to Section 16(b) of the Exchange Act, who has held a NQSO for less than six months and exercises such option, the ordinary income portion generally would be calculated using the fair market value of the shares upon the lapse of the six-month period from the date of grant of such option rather than the fair market value on the date of exercise, unless the participant elects to recognize income immediately upon exercise in accordance with Section 83(b) of the Code. Subject to Section 162(m) of the Code, the Company will be entitled to a deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion. The Company generally will also be required to withhold taxes on ordinary income realized by the participant at the time of such inclusion.

     Incentive Stock Options. Participants who are granted an ISO will not be considered to have received taxable income upon either the grant of an ISO or its exercise; however, generally the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be included in the participant's alternative minimum taxable income upon exercise unless the stock acquired is not transferable or is subject to a substantial risk of forfeiture, in which case no amount is included in alternative minimum taxable income until the stock is transferable or there is no longer a substantial risk of forfeiture. If an ISO is disposed of in the same year it is exercised, and the amount realized is less than the stock's fair market value at the time of exercise, the amount includible in alternative minimum taxable income does not exceed the amount realized on the sale or exchange of the stock, less the taxpayer's basis in such stock.

     Upon the sale or other taxable disposition of shares of Common Stock acquired upon the exercise of an ISO, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of transfer of such shares of Common Stock to the participant upon exercise (whether or not such participant is subject to Section 16(b) of the Exchange
Act). If shares of Common Stock acquired upon the exercise of an ISO are sold or otherwise disposed of before the end of the one-year or two-year periods referenced above, the difference between the ISO exercise price and the fair market value of the shares of Common Stock on the date of the ISO's exercise will be taxed as capital gain. If shares of Common Stock acquired upon the exercise of an ISO are disposed of before the expiration of the one-year or two-year periods referenced above and the amount realized is less than the fair market value of the shares at the date of exercise, the participant's ordinary income is limited to the excess (if any) of the amount realized less the option exercise price paid. Subject to Section 162(m) of the Code, the Company will be entitled to a tax deduction in regards to an ISO only to the extent that the participant has ordinary income upon sale or other disposition of the shares.

REASONS FOR AMENDMENT

     Under the Omnibus Budget Reconciliation Act of 1993 ("OBRA"), which became law in August 1993, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under OBRA, the deduction limit does not apply to qualified "performance-based" compensation established by an independent compensation committee provided the material terms of the performance goals under which such performance-based compensation is to be paid are adequately disclosed to, and approved by, share owners. In particular, stock options and stock appreciation rights will satisfy the performance-based exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any particular employee within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

     It is the Company's policy generally to design the Company's compensation programs to conform with the OBRA legislation and related regulations to qualify the compensation paid thereunder for deductibility to the extent the limitations necessary to obtain such deductibility are not inconsistent with the Company's overall compensation policies and goals.

     The proposed amendments will not affect the Federal income tax consequences associated with the Restated Plan except as noted above.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve the Restated Plan. Your Board of Directors recommends a vote FOR approval of the Restated Plan.

                                   PROPOSAL 3
                          APPROVAL OF THE STOCK OPTION
                   PLAN FOR DIRECTORS OF OWENS-ILLINOIS, INC.

PROPOSED PLAN

     Upon the recommendation of the Committee, the Board of Directors has adopted, subject to share owner approval, the Stock Option Plan for Directors of Owens-Illinois, Inc. (the "Director Plan").

DESCRIPTION OF THE DIRECTOR PLAN

     Shares Subject to Plan. The Director Plan provides for the granting of non-qualified stock options covering an aggregate of 200,000 shares of the Common Stock. If any option expires or is cancelled without exercise, the shares covered thereby may be subject to the grant of future options. The Director Plan limits to 50,000 shares of Common Stock the number of shares subject to options which may be granted under the Director Plan in any given year to any single optionee (the "Award Limit").

     Eligibility. Any director of the Company or of any parent or subsidiary who is not an employee of the Company or of any parent or subsidiary is eligible to be granted options under the Director Plan.

     Exercise Price. Each option shall have an exercise price of not less than 100% of the fair market value of such share on the date the option is granted. For as long as the Common Stock is listed on the New York Stock Exchange, the fair market value of the Common Stock generally will be the closing price on such exchange of the Common Stock at the end of the business day preceding the date of grant.

     Administration. The Director Plan is administered by the Committee, which is responsible for determining the persons to whom options shall be granted, the number of shares to be subject to such options (subject to the Award Limit) and the other terms and conditions of the options, including the terms on which such options shall become exercisable, subject to certain limitations set forth in the Director Plan.

     Terms of Options. All options granted pursuant to the Director Plan will be non-qualified stock options and will expire no later than ten years and one day from the date the option was granted. Options are not transferable except by will or pursuant to the applicable laws of descent and distribution upon death of the optionee. The terms of the options granted under the Director Plan will be provided in separate stock option agreements. The Director Plan provides that the stock option agreements evidencing an option shall include terms and conditions as may be required in order for such options to qualify as performance-based compensation as described in Section 162(m)(4)(c) of the Code.

     Provisions with respect to payment for shares upon exercise of options, changes in the Common Stock and amendment and termination of the Director Plan are the same as those set forth with respect to the Restated Plan for key employees of the Company, as described with respect to Proposal 2, above.

FEDERAL INCOME TAX CONSEQUENCES

     See introduction and discussion regarding Non-Qualified Stock Options under Proposal 2, subheading "Federal Income Tax Consequences."

REASONS FOR PROPOSAL

     The purpose of the Director Plan is to further the growth, development and financial success of the Company by providing additional incentives to certain members of the Board of Directors who are not employees of the Company and to enable the Company to obtain and retain the services of the type of outside directors considered essential to the long-range success of the Company, by providing them the opportunity to become owners of the capital stock of the Company. The Company has not yet granted any options under the Director Plan, but expects to grant options to Messrs. Dineen and McMackin at its first meeting following the Annual Meeting.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve the Director Plan. Your Board of Directors recommends a vote FOR approval of the Director Plan.

                              GENERAL INFORMATION

AUDITORS

     The Board, upon the recommendation of the Audit Committee, has approved the selection of Ernst & Young as the Company's independent auditors for 1994. Representatives of Ernst & Young will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

OUTSTANDING STOCK

     An aggregate of 118,978,327 shares of the Company's Common Stock was outstanding at the close of business on March 16, 1994. Each share entitles its holder of record to one vote on each matter upon which votes are taken at the Annual Meeting. Shares of Common Stock held by the trustee under the Company's 401(k) plans must be voted by the trustee in accordance with written instructions from participants in such plan or, as to those shares for which no instructions are received, in a uniform manner as a single block in accordance with the instructions received with respect to the majority of shares for which instructions were received from participants. No other securities are entitled to be voted at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any proxy solicited hereby may be revoked by the person or persons giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing or at the 1994 Annual Meeting.

SOLICITATION COSTS

     The Company will pay the cost of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Board. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board's recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview, telephone and telegram. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

VOTING PROCEDURES

     The By-laws of the Company (the "By-laws") provide that a majority of the Common Stock issued and outstanding and entitled to vote at the Annual Meeting, the holders of which are present in person or represented by proxy, shall constitute a quorum at any Annual Meeting.

     Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote,
(ii) the broker or nominee does not have discretionary voting power under applicable New York Stock Exchange rules or the instrument under which it serves in such capacity, and (iii) the recordholder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

     The By-Laws provide that all matters to come before the Annual Meeting require the approval of the vote of the holders of a majority of the stock present in person or represented by proxy, unless the question is one upon which by express provision of law, or the Certificate of Incorporation, or the By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question. On any such matters, abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes as to particular proposals, however, will be deemed shares not having voting power on such proposals. Accordingly, broker non-votes will not be counted for purposes of determining whether the requisite majority vote has been received in favor of the approval of the benefit plans described herein.

     The By-Laws further provide that all elections shall be had and all questions decided by a plurality vote. Therefore, directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes.

     If a properly signed proxy form is returned to the Company and is not marked, it will be voted in accordance with management's recommendations on all proposals.

OTHER MATTERS

     Management of the Company does not know of any matter that will be presented for action at the 1994 Annual Meeting other than the election of directors and approval of the benefit plans as presented herein. However, if any other matter should be brought to a vote at the meeting, all shares covered by proxies solicited hereby will be voted with respect to such matter in accordance with the proxy holders' discretion.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater-than-ten-percent holders are required by SEC regulation to furnish the Company with copies of all such forms which they file.

     Based solely on the Company's review of the copies of Forms 3 and 4 and amendments thereto received by it during 1993, Forms 5 and amendments thereto received by it with respect to fiscal 1993, or written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, the Company believes that during the fiscal year ending December 31, 1993 all filing requirements applicable to its officers, directors and greater-than-ten-percent beneficial owners were complied with.

SHARE OWNER PROPOSALS AND NOMINATIONS FOR 1994 ANNUAL MEETING

     A share owner desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 1995 Annual Meeting must deliver the proposal so that it is received by the Company no later than December 2, 1994. The Company requests that all such proposals be addressed to Thomas L. Young, Executive Vice President, General Counsel and Secretary, Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666, and mailed by certified mail, return receipt requested.

REPORTS TO SHARE OWNERS

     The Company has mailed this Proxy Statement and a copy of its 1993 Annual Report to each share owner entitled to vote at the Annual Meeting. Included in the 1993 Annual Report are the Company's consolidated financial statements for the year ended December 31, 1993.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1993, INCLUDING THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY SENDING A WRITTEN REQUEST THEREFOR TO OWENS-ILLINOIS, INC., INVESTOR RELATIONS, ONE SEAGATE, TOLEDO, OHIO 43666.

Toledo, Ohio
March 31, 1994

                                   [LOGO]

                       OWENS-ILLINOIS, INC.

  This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Lee A. Wesselmann, David
  P G. Van Hooser and Thomas L. Young and each of them, or if R more than one is present and acting then a majority there-O of, as Proxies with full power of substitution, and hereby X authorize(s) them to represent and to vote, as designated Y below, all shares of common stock of Owens-Illinois, Inc.
     held of record by the undersigned on March 16, 1994, at the Annual Meeting of Share Owners to be held on May 11, 1994, or at any adjournment thereof.

         Election of Directors, Nominees:
         Class III: Joseph H. Lemieux, Henry R. Kravis and
                      Michael W. Michelson


     (Please mark this Proxy and sign and date it on the reverse side hereof and return it in the enclosed envelope)

                                               -----------
                                               SEE REVERSE
                                                  SIDE
                                               -----------

          Please mark your
   /X/    votes as in this
          example

          This proxy, when properly executed, will be voted in the manner directed herein by the undersigned share owner. If no direction is made, this proxy will be voted FOR the election of the director nominees and FOR proposal numbers 2 and 3.

 The Board of Directors recommends a vote "FOR" the Proposals.

                             FOR  WITHHELD
 1.Election of Directors FOR              WITHHOLD AUTHORITY to
   nominees listed on the    / /    / /   vote for all nominees
   reverse side (except as                listed on reverse side
   marked to the contrary).
   (To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)



                                          FOR  AGAINST ABSTAIN
 2. Approval of the Second Amended and
    Restated Stock Option Plan for Key    / /    / /     / /
    Employees of Owens-Illinois, Inc.

                                          FOR  AGAINST ABSTAIN
 3. Approval of the Stock Option Plan
    for Directors of Owens-Illinois,      / /    / /     / /
    Inc.

 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trust or guardian, please give full title as such. If a corpora-tion, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                   Please mark, sign, date and return the proxy
                     card promptly using the enclosed envelope.


        -------------------------------------------------------
        Signature

        -------------------------------------------------------
        Signature, if held jointly                         DATE

                                                        APPENDIX A



                              SECOND AMENDED AND RESTATED

                          STOCK OPTION PLAN FOR KEY EMPLOYEES

                                          OF

                                 OWENS-ILLINOIS, INC.



           OWENS-ILLINOIS, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby amends and restates in its entirety the Stock Option Plan for Key Employees of Owens-Illinois, Inc. which was adopted by the Company on July 20, 1987, amended in September 1990 and amended in December 1993. The purposes of this Stock Option Plan are as follows:

           (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its key Employees (as defined hereunder) who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

           (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Code (as defined hereunder).

                                       ARTICLE I

                                      DEFINITIONS

           Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Award Limit

           "Award Limit" shall mean 250,000 shares of Common Stock or, as the context may require, Options to acquire more than 250,000 shares of Common Stock.

Section 1.2 - Board

           "Board" shall mean the Board of Directors of the Company.


Section 1.3 - Code

           "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4 - Committee

           "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1.

Section 1.5 - Common Stock

           "Common Stock" shall mean the Company's common stock, $.01 par value.

Section 1.6 - Company

           "Company" shall mean Owens-Illinois, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

Section 1.7 - Director

           "Director" shall mean a member of the Board.

Section 1.8 - Employee

           "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.9 - Exchange Act

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.10 - Fair Market Value

           "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or
(iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.11 - Incentive Stock Option

           "Incentive Stock Option" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.12 - Non-Qualified Option

           "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

Section 1.13 - Officer

           "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as such Rule may be amended in the future.

Section 1.14 - Option

           "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.15 - Optionee

           "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

Section 1.16 - Parent Corporation

           "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.17 - Plan

           "Plan" shall mean this Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc.

Section 1.18 - Rule 16b-3

           "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.19 - Secretary

           "Secretary" shall mean the Secretary of the Company.

Section 1.20 - Securities Act

           "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.21 - Subsidiary

           "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

Section 1.22 - Termination of Employment

           "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, total disability or retirement, but excluding (i) terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary or (ii) with respect to any Non-Qualified Option, terminations where the Optionee continues a relationship (e.g., as a director or as a consultant) with the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any of its subsidiaries has an absolute and unrestricted right to terminate the Optionee's employment at any time for any reason whatsoever, with or without cause.

                                      ARTICLE II

                                SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

           The shares of stock subject to Options shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 7,488,762.

Section 2.2 - Unexercised Options

           If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Changes in Company's Shares

           In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options and of the Award Limit set forth in Section 1.1.

                                      ARTICLE III

                                  GRANTING OF OPTIONS

Section 3.1 - Eligibility

           Any key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Section 3.2.

Section 3.2 - Qualification of Incentive Stock Options

           No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

Section 3.3 - Granting of Options

           (a) The Committee shall from time to time, in its absolute discretion:

                 (i) Determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                 (ii) Determine the number of shares to be subject to such Options granted to such selected key Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                 (iii) Determine the terms and conditions of such Options, consistent with the Plan, including, but not limited to such terms and conditions as may be required in order for any such Options to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code if the Committee determines that such Options should so qualify.

           (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.

           (c) Notwithstanding anything contained herein to the contrary, including, without limitation, Section 3.3(a)(ii) above, no Employee shall be granted during any calendar year an Option or Options for more than The Award Limit.

                                       ARTICLE IV

                                   TERMS OF OPTIONS

Section 4.1 - Option Agreement

           Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including, but not limited to such terms and conditions as may be required in order for such Option to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code if the Committee determines that such Option should so qualify. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

Section 4.2 - Option Price

           The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

Section 4.3 - Commencement of Exercisability

           (a) No Option may be exercised in whole or in part during the first year after such Option is granted, except as may be provided in Sections 4.7 and 4.3(c).

           (b)  Subject to the provisions of Sections 4.3(a), 4.3(c), 4.3(d),
4.7 and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.3(d), 4.7 and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

           (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee's retirement or total disability (each as determined by the Committee in accordance with Company policies) or death; and provided further, that in the event the Committee extends the right of an Optionee to exercise his or her Option pursuant to
Section 4.4(a)(vii) below, the Committee may also provide that such Option shall become exercisable immediately, or in accordance with the schedule of exercisability which would be applicable to such Option but for the Optionee's Termination of Employment, or in accordance with any other schedule determined in the Committee's discretion.

           (d) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) exceeds $100,000, such options shall be taxed as Non-Qualified Options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of this Section 4.3(d), the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

Section 4.4 - Expiration of Options

           (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                 (i) In the case of an Incentive Stock Option, (A) the expiration of ten years from the date the Option was granted, or (B) in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Option was granted; or

                 (ii) In the case of a Non-Qualified Option, the expiration of ten years and one day from the date the Option was granted; or

                 (iii) Except in the case of (A) any Optionee who is totally disabled (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies), (B) any Optionee who retires within the meaning of clause (v) below, (C) any Optionee who dies or (D) any Optionee whose right to exercise his or her Option is extended by the Committee pursuant to clause (vii) below, the expiration of three months from the date of the Optionee's Termination of Employment for any reason unless the Optionee dies within said three-month period; or

                 (iv) In the case of an Optionee who is totally disabled (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies), the expiration of one year from the date of the Optionee's Termination of Employment by reason of his or her disability unless the Optionee dies within said one-year period; or

                 (v) In the case of an Optionee who retires after reaching the Company's normal retirement age or who takes early retirement, the expiration of three months from the date of Optionee's Termination of Employment by reason of such retirement, or in the case of any such retiring Optionee whose right to exercise his or her Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Employment, the date upon which such extension expires; or

                 (vi) The expiration of one year from the date of the Optionee's death; or

                 (vii) In the case of any Optionee whose right to exercise his or her Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Employment, the date upon which such extension expires.

           (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Employment because of the Optionee's retirement (as determined by the Committee in accordance with Company policies), total disability (within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, or otherwise as determined by the Committee in accordance with Company policies) or death; and provided further, that in the event the Committee extends the right of an Optionee to exercise his or her Option pursuant to Section 4.4(a)(vii) above, the Committee may also provide that such Option shall become exercisable immediately, or in accordance with the schedule of exercisability which would be applicable to such Option but for the Optionee's Termination of Employment, or in accordance with any other schedule determined in the Committee's discretion.

Section 4.5 - Consideration

           In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments in Outstanding Options

           In the event that the outstanding shares of Common Stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 -    Merger, Consolidation, Acquisition,
           Liquidation or Dissolution

           Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

Section 4.8 - No Right to Continued Employment

           Nothing in this Plan or in any Non-Qualified Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent
Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate or discharge any Optionee at any time for any reason whatsoever, with or without cause.

                                       ARTICLE V

                                  EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

           During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option
Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

           At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

           An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

                 (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                 (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

                      (ii) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or, (B) subject to the timing requirements of
      Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or
                      (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                       (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i),
           (ii) and (iii); and

                 (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or, (ii) subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment;

                 (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                 (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Certain Timing Requirements

           Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such Option price or withholding taxes.

Section 5.5 - Conditions to Issuance of Stock Certificates

           The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                 (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                 (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                 (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                 (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                 (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.6 - Rights as Stockholders

           The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.7 - Transfer Restrictions

           Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

                                      ARTICLE VI

                                    ADMINISTRATION

Section 6.1 - Compensation Committee

           The Compensation Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is a "disinterested person" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2 - Duties and Powers of Committee

           It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

Section 6.3 - Majority Rule

           The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Compensation; Professional Assistance;
           Good Faith Actions

           Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                      ARTICLE VII

                                   OTHER PROVISIONS

Section 7.1 - Options Not Transferable

           No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.


Section 7.2 -    Amendment, Suspension or
           Termination of the Plan

           The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, modify the Award Limit, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2, extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3 or Section 162(m) of the Code. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

                 (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                 (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.3.

Section 7.3 - Approval of Plan by Stockholders

           This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

Section 7.4 -    Effect of Plan Upon Other Option
           and Compensation Plans

           The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 - Titles

           Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.6 - Conformity to Securities Laws

           The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                      *  *  *  *

           I hereby certify that the foregoing Second Amended and Restated Plan was duly adopted by the Compensation Committee of the Board of Directors of Owens-Illinois, Inc. on December 31, 1993.

           Executed on this 23rd day of March, 1994.


                                           /s/ THOMAS L. YOUNG
                                       -----------------------------
                                                  Secretary


Corporate Seal


                                      *  *  *  *

           I hereby certify that the foregoing Plan was duly approved by the stockholders of Owens-Illinois, Inc. on May 11, 1994.

           Executed on this ____ day of May, 1994.



                                       _____________________________
                                                  Secretary

                                                       APPENDIX B


                          STOCK OPTION PLAN FOR DIRECTORS OF
                                 OWENS-ILLINOIS, INC.


           OWENS-ILLINOIS, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts this Stock Option Plan for Directors of Owens-Illinois, Inc. The purposes of this Stock Option Plan are as follows:

           (1) To further the growth, development and financial success of the Company by providing additional incentives to certain members of its Board of Directors who are not employees of the Company, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

           (2) To enable the Company to obtain and retain the services of the type of outside directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options.

                                       ARTICLE I
                                      DEFINITIONS

           Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Award Limit

           "Award Limit" shall mean 50,000 shares of Common Stock or, as the context may require, Options to acquire more than 50,000 shares of Common Stock.

Section 1.2 - Board

           "Board" shall mean the Board of Directors of the Company.

Section 1.3 - Committee

           "Committee" shall mean a committee of the Board appointed to administer the Plan, as provided in Section 6.1.

Section 1.4 - Common Stock

           "Common Stock" shall mean the Company's common stock, $.01 par value.

Section 1.5 - Company

           "Company" shall mean Owens-Illinois, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Internal Revenue Code would apply if such Options were "incentive stock options" within the meaning of Section 422 of said Code.

Section 1.6 - Director

           "Director" shall mean a member of the Board, whether he is such a member at the time this Plan is adopted or becomes such a member subsequent to the adoption of this Plan, who is not an employee of the Company or of any corporation which is a Parent Corporation or a Subsidiary.

Section 1.7 - Exchange Act

           "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.8 - Fair Market Value

           "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or
(iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.9 - Option

           "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan.

Section 1.10 - Optionee

           "Optionee" shall mean a Director to whom an Option is granted under the Plan.

Section 1.11 - Parent Corporation

           "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.12 - Plan

           "Plan" shall mean this Stock Option Plan for Directors of Owens-Illinois, Inc.

Section 1.13 - Rule 16b-3

           "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.14 - Securities Act

           "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.15 - Subsidiary

           "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

Section 1.16 - Termination of Membership

           "Termination of Membership" shall mean the time when an Optionee's membership on the Board of the Company or of a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, total disability or retirement, but excluding (i) terminations where there is a simultaneous reelection to or other reestablishment of membership on the Board of the Company or of a Parent Corporation or a Subsidiary or (ii) terminations where the Optionee continues a relationship (e.g., as an employee or as a consultant) with the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Membership, including, but not by way of limitation, the question of whether a Termination of Membership resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Membership.

                                      ARTICLE II
                                SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

           The shares of stock subject to Options shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 200,000.

Section 2.2 - Unexercised Options

           If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Changes in Company's Shares

           In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options and of the Award Limit set forth in Section 1.1.

                                      ARTICLE III
                                  GRANTING OF OPTIONS

Section 3.1 - Eligibility

           Any Director of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options.

Section 3.2 - Granting of Options

           (a) The Committee shall from time to time, in its absolute discretion:

                 (i) Determine the Directors (including those to whom Options have been previously granted under the Plan) as in its opinion should be granted Options; and

                 (ii) Determine the number of shares to be subject to such Options granted to such Directors; and

                 (iii) Determine the terms and conditions of such Options, consistent with the Plan.

           (b) Upon the selection of a Director to be granted an Option, the Committee shall instruct the appropriate officer or officers of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to a Director that the Director surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, Option period or any other term or condition of the surrendered Option.

           (c) Notwithstanding anything contained herein to the contrary, including, without limitation, Section 3.2(a)(ii) above, no Director shall be granted during any calendar year an Option or Options for more than the Award Limit.

                                       ARTICLE IV
                                   TERMS OF OPTIONS

Section 4.1 - Option Agreement

           Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

Section 4.2 - Option Price

           The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted.

Section 4.3 - Commencement of Exercisability

           (a) No Option may be exercised in whole or in part during the first year after such Option is granted, except as may be provided in Sections 4.7 and 4.3(c).

           (b) Subject to the provisions of Sections 4.3(a), 4.3(c), 4.7 and 7.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c), 4.7 and 7.3, accelerate the time at which such Option or any portion thereof may be exercised.

           (c) No portion of an Option which is unexercisable at Termination of Membership shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Membership because of the Optionee's retirement or total disability (each as determined by the Committee in accordance with Company policies) or death.

Section 4.4 - Expiration of Options

           (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                 (i) The expiration of ten years and one day from the date the Option was granted; or

                 (ii) Except in the case of (A) any Optionee who is totally disabled (as determined by the Committee in accordance with Company policies), (B) any Optionee who retires within the meaning of clause
      (iv) below, (C) any Optionee who dies or (D) any Optionee whose right to exercise his Option is extended by the Committee pursuant to clause (vi) below, the expiration of three months from the date of the Optionee's Termination of Membership for any reason unless the Optionee dies within said three-month period; or

                 (iii) In the case of an Optionee who is totally disabled (as determined by the Committee in accordance with Company policies), the expiration of one year from the date of the Optionee's Termination of Membership by reason of his disability unless the Optionee dies within said one-year period; or

                 (iv) In the case of an Optionee who retires (as determined by the Committee in accordance with Company policies), the expiration of three years from the date of Optionee's Termination of Membership by reason of such retirement; or

                 (v) The expiration of one year from the date of the Optionee's death; or

                 (vi) In the case of any Optionee whose right to exercise his Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Membership, the date upon which such extension expires.

           (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Membership; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Membership because of the Optionee's retirement or total disability (as determined by the Committee in accordance with Company policies) or death.

Section 4.5 - Consideration

           In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain a member of the Board of the Company or of a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue as a member of the Board of the Company or of any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Board or the stockholders of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to terminate any Optionee's Board membership at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments in Outstanding Options

           In the event that the outstanding shares of Common Stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 -    Merger, Consolidation, Acquisition, Liquidation or Dissolution

           Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

Section 4.8 - No Right to Continued Board Membership

           Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue as a member of the Board of the Company or of any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights otherwise conferred on or reserved to the Board and the stockholders of the Company, its Parent Corporations and Subsidiaries, and/or the stockholders of any of them, to terminate any Optionee's Board membership.

                                       ARTICLE V
                                  EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

           During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option
Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

           At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

           An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the secretary of the Company or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option
Agreement:

                 (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                 (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

                      (ii) With the consent of the Committee, (A) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or, (B) subject to the timing requirements of
      Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                      (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Internal Revenue Code) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                       (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i),
           (ii) and (iii); and

                 (c) The payment to the Company (or other applicable corporation) of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, (i) shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or, (ii) subject to the timing requirements of Section 5.4, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment;

                 (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                 (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Certain Timing Requirements

           Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the Optionee to use shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or any withholding taxes (subject to the approval of the Committee) made at least six months prior to the payment of such Option price or withholding taxes.

Section 5.5 - Conditions to Issuance of Stock Certificates

           The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                 (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                 (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                 (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                 (d) The payment to the Company (or other applicable corporation) of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                 (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.6 - Rights as Stockholders

           The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.7 - Transfer Restrictions

           Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Director may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.

                                      ARTICLE VI
                                    ADMINISTRATION

Section 6.1 - Committee

           The Committee shall consist of two or more members of the Board, appointed by and holding office at the pleasure of the Board, each of whom is a "disinterested person" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2 - Duties and Powers of Committee

           It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

Section 6.3 - Majority Rule

           The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 -    Compensation; Professional Assistance; Good Faith Actions

           Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                      ARTICLE VII
                                   OTHER PROVISIONS

Section 7.1 - Options Not Transferable

           No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 -    Amendment, Suspension or Termination of the Plan

           The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, modify the Award Limit, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2, extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

                 (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                 (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 7.3.

Section 7.3 - Approval of Plan by Stockholders

           This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; provided, further, that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3(b).

Section 7.4 -    Effect of Plan Upon Other Option and Compensation Plans

           The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for members of the Board of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 - Titles

           Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.6 - Conformity to Securities Laws

           The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                      *  *  *  *

           I hereby certify that the foregoing Plan was duly adopted by the Compensation Committee of the Board of Directors of Owens-Illinois, Inc. on March 15, 1994.

           Executed on this 23rd day of March, 1994.


                                            /s/ THOMAS L. YOUNG
                                       ------------------------------------
                                                  Secretary
Corporate Seal
                                      *  *  *  *

           I hereby certify that the foregoing Plan was duly approved by the stockholders of Owens-Illinois, Inc. on May 11, 1994.

           Executed on this _____ day of May, 1994.



                                       ____________________________________
                                                  Secretary